UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 8, 2013

GENESIS BIOPHARMA, INC.
(Exact Name of Registrant as Specified in Charter)

NEVADA	000-53172	75-3254381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

21900 Burbank Blvd., Third Floor, Woodland Hills, California	91367
(Address of principal executive offices)	(Zip Code)

(866) 963-2220
(Registrant’s Telephone Number, Including Area Code)

10960 Wilshire Blvd., Suite 1050, Los Angeles, California 90024
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                      OTHER EVENTS

On August 8, 2013, Genesis Biopharma, Inc., a Nevada corporation, issued a press release announcing that it had issued a letter to its shareholders.  A copy of the press release that contains the letter to the shareholders is filed as an exhibit to this Current Report on Form 8-K.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

 (d)           Exhibits

Exhibit No.	Description
99.1	Press Release dated August 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS BIOPHARMA, INC.

Date: August 8, 2013	By:	/s/ Michael Handelman
Michael Handelman
Chief Financial Officer